Exhibit 10.3(n)

IAE PROPRIETARY INFORMATION

IAE Building

400 Main Street

East Hartford, CT 06108 USA

December 18, 2007

JetBlue Airways Corporation

118-29 Queens Blvd.

Forest Hills, NY 11375

Attention: Vice President and Treasurer

Subject:	Side Letter No. 23 to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation and IAE International Aero Engines AG dated May 4, 1999 (the “Agreement”)

Dear Sir:

IAE is pleased to submit to JetBlue this Side Letter No. 23 to the Agreement in support of JetBlue’s [***] delivery of two (2) Firm Spare Engines originally scheduled for delivery in [***] 2008 and [***] 2008, respectively (the “[***] Spare Engines”). Unless expressly stated to the contrary, and to the extent possible. Capitalized terms used in this Side Letter No. 23 shall have the same meaning given to them in the Contract.

The parties herby agrees as follows with respect to such [***] Spare Engines:

1.	IAE will make such [***] Spare Engines available to JetBlue [***] in [***].
2.	Payment of the respective Purchase Price for each [***] Spare Engine will be [***]. In accordance with the Agreement, the Purchase Price for each such [***] Spare Engine will escalate to [***].
3.

These new [***] delivery dates is reflected in the new JetBlue Spare Engine delivery schedule set forth as Exhibit B-2 hereto, which shall replace in its entirety the existing Spare Engine delivery schedule attached to Side Letter No. 18.

Except as expressly amended by this Side Letter No. 23 all provisions of the Agreement (as amended from time to time by various side letters and amendments) remain in full force and effect.

______________
[***]

Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

JBU-GTA-SL23-v0A (2007-DEC-18) (Spare Engine [***]).doc

Exhibit 10.3(n)

IAE PROPRIETARY INFORMATION

Very truly yours, IAE International Aero Engines AG	Agreed to and accepted on behalf of JetBlue Airways Corporation
/s/ Stephen Pattison	/s/ Mark D. Powers
Name	Name

Vice President-Americas	Senior Vice President
Title	Title

December 19, 2007	December 18, 2007
Date	Date

JBU-GTA-SL23-v0A (2007-DEC-18) (Spare Engine [***]).doc

Exhibit 10.3(n)

IAE PROPRIETARY INFORMATION

Exhibit B-2

Purchased Items, Price,

Escalation Formula and Delivery

As of December 2007

Rank No.	Purchased Item	Basic Contract Price U.S Dollars (January 2003)	Qty	Delivery Date
No. 1	V2527-A5 Spare Engine:	$ [***]	1	[***] /99*
No. 2	V2527-A5 Spare Engine:	$ [***]	1	[***] /00*
No. 3	V2527-A5 Spare Engine:	$ [***]	1	[***] /01*
No. 4	V2527-A5 Spare Engine:	$ [***]	1	[***] /02*
No. 5	V2527-A5 Spare Engine:	$ [***]	1	[***] /02*
No. 6	V2527-A5 Spare Engine:	$ [***]	1	[***] /03*
No. 7	V2527-A5 Spare Engine:	$ [***]	1	[***] /04*
No. 8	V2527-A5 Spare Engine:	$ [***]	1	[***] /05*
No. 9	V2527-A5 Spare Engine:	$ [***]	1	[***] /05*
No. 10	V2527-A5 Spare Engine:	$ [***]	1	[***] /06*
No. 11	V2527-A5 Spare Engine:	$ [***]	1	[***] /06*
No. 12	V2527-A5 Spare Engine:	$ [***]	1	[***] /07*
No. 13	V2527-A5 Spare Engine:	$ [***]	1	[***] /07*
No. 14	V2527-A5 Spare Engine:	$ [***]	1	[***] /07*
No. 15	V2527-A5 Spare Engine:	$ [***]	1	[***] /07**
No. 16	V2527-A5 Spare Engine:	$ [***]	1	[***] /07**
No. 17	V2527-A5 Spare Engine:	$ [***]	1	[***] /08
No. 18	V2527-A5 Spare Engine:	$ [***]	1	[***] /08
No. 19	V2527-A5 Spare Engine:	$ [***]	1	[***] /09
No. 20	V2527-A5 Spare Engine:	$ [***]	1	[***] /09
No. 21	V2527-A5 Spare Engine:	$ [***]	1	[***] /09
No. 22	V2527-A5 Spare Engine:	$ [***]	1	[***] /10
No. 23	V2527-A5 Spare Engine:	$ [***]	1	[***] /10
No. 24	V2527-A5 Spare Engine:	$ [***]	1	[***] /10
No. 25	V2527-A5 Spare Engine:	$ [***]	1	[***] /11
No. 26	V2527-A5 Spare Engine:	$ [***]	1	[***] /11
No. 27	V2527-A5 Spare Engine:	$ [***]	1	[***] /12
No. 28	V2527-A5 Spare Engine:	$ [***]	1	[***] /12

Total			28

(*Denotes delivered Spare Engines; ** Denotes [***] Spare Engines in accordance with this Side Letter 23)

______________

[***]

Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

JBU-GTA-SL23-v0A (2007-DEC-18) (Spare Engine [***]).doc